UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934  (Amendment No. __)

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

FRONTEGRA FUNDS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

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	(4)	Date Filed:

[Frontegra Funds logo]

FRONTEGRA FUNDS, INC.

Frontegra New Star International Equity Fund

June ___, 2009

Dear Shareholder:

We are writing to inform you of the upcoming special meeting of shareholders of the Frontegra New Star International Equity Fund (the “Fund”) to be held at 400 Skokie Boulevard, Suite 500, Northbrook, Illinois 60062 on July 31, 2009 at 10:00 a.m., local time, to vote on an important proposal affecting the Fund.  We are asking shareholders of the Fund to approve a new subadvisory agreement between Frontegra Asset Management, Inc., the investment adviser to the Fund (the “Adviser”), and New Star Institutional Managers Limited, the subadviser to the Fund (the “Subadviser”).

As discussed in more detail in the enclosed Proxy Statement, the subadvisory agreement between the Adviser and the Subadviser (the “Prior Subadvisory Agreement”) terminated on April 1, 2009 due to a change in control of New Star Asset Management Group PLC (“NSAM”), the then ultimate parent company of the Subadviser.

To avoid disruption of the Fund’s investment management program, the Board of Directors (the “Board”) of Frontegra Funds, Inc. (the “Corporation”) approved an interim subadvisory agreement for the Fund in accordance with Rule 15a-4 under the Investment Company Act of 1940, as amended (the “Interim Agreement”).  The Interim Agreement became effective upon the change in control and will remain in effect until Fund shareholders approve a new subadvisory agreement (the “New Subadvisory Agreement”) or August 29, 2009, whichever is sooner.  The New Subadvisory Agreement provides that, following shareholder approval, the Subadviser will continue to provide subadvisory services to the Fund on substantially the same terms and with the identical fee structure as the Prior Subadvisory Agreement.

The question and answer section that follows discusses the proposal to approve the New Subadvisory Agreement that requires shareholder approval.  The Proxy Statement itself provides greater detail about the proposal.  The Board recommends that you read the enclosed materials carefully and vote in favor of the proposal.

You may choose one of the following options to authorize a proxy to vote your shares, which is commonly known as proxy voting, or to vote in person at the meeting:

•

Mail: Complete and return the enclosed proxy card(s).

•

Internet: Access the website shown on your proxy card(s) and follow the online instructions.

•

Telephone (automated service): Call the toll-free number shown on your proxy card(s) and follow the recorded instructions.

•

In person: Attend the special shareholder meeting on July 31, 2009.

Your vote is very important to us.  Whichever method you choose, please be sure to cast your vote as soon as possible.  Even if you plan to attend the special meeting of shareholders, you can vote in advance using one of the other methods.

Thank you for your response and for your continued investment in the Fund.

Sincerely,

William D. Forsyth III

President of Frontegra Funds, Inc.

Questions and Answers

While we encourage you to read the full text of the enclosed Proxy Statement, for your convenience, we have provided a brief overview of the proposal that requires a shareholder vote.

Q.

Why am I receiving this proxy statement?

A.

The Prior Subadvisory Agreement terminated on April 1, 2009 due to a change in control of NSAM.  On April 1, 2009, NSAM underwent a capital restructuring, which was followed by the acquisition of NSAM’s shares by Henderson Group plc, one of Europe’s largest investment managers (“Henderson”), on April 9, 2009.  This change in control constituted an “assignment” of the subadvisory agreement between the Adviser and Subadviser within the meaning of the 1940 Act, which regulates investment companies such as the Corporation.  An investment advisory or subadvisory agreement automatically terminates upon its “assignment” under the applicable provisions of the 1940 Act.  Accordingly, we are asking shareholders to approve the New Subadvisory Agreement.

Q.

How does the assignment affect the Fund?

A.

The Fund and its investment objective have not changed.  You will still own the same number of shares in the Fund and the value of your investment will not change.  The New Subadvisory Agreement contains substantially similar terms and the identical fee structure as the Prior Subadvisory Agreement, and is discussed in more detail in the enclosed Proxy Statement.  In addition, the Subadviser’s personnel responsible for the Fund’s investments have not changed.

Q.

Will the investment advisory and subadvisory fees be the same upon approval of the New Subadvisory Agreement?

A.

The investment advisory fee applicable to the Fund will be the same as the fee in effect prior to the assignment because the investment advisory agreement between the Corporation, on behalf of the Fund, and the Adviser was not affected by the assignment.  Additionally, the subadvisory fee will be the same as the fee in effect prior to the assignment.  The subadvisory fee will continue to be paid by the Adviser and not by the Fund.

Q.

How does the Board recommend that I vote?

A.

After careful consideration, the members of the Board, the majority of whom are not “interested persons” of the Corporation as defined in the 1940 Act, recommend that you vote FOR the New Subadvisory Agreement.  The reasons for their recommendation are discussed in more detail in the enclosed Proxy Statement.

Q.

Will the Fund pay for the proxy solicitation and related legal costs?

A.

No.  The Subadviser has agreed to bear these costs.

Q.

How can I authorize a proxy or vote my shares?

A.

You may choose from one of the following options, as described in more detail on the proxy card(s):

•

By mail, using the enclosed proxy card(s) and return envelope;

•

By telephone, using the toll-free number on your proxy card(s);

•

Through the Internet, using the website address on your proxy card(s); or

•

In person at the shareholder meeting.

IMPORTANT INFORMATION FOR SHAREHOLDERS

FRONTEGRA FUNDS, INC.

Frontegra New Star International Equity Fund

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

Notice is hereby given that a Special Meeting of Shareholders (the “Meeting”) of the Frontegra New Star International Equity Fund (the “Fund”), a series of Frontegra Funds, Inc. (the “Corporation”), will be held at 400 Skokie Boulevard, Suite 500, Northbrook, Illinois 60062 on July 31, 2009, at 10:00 a.m., local time, for the purpose of considering the proposal set forth below and to transact such other business as may be properly brought before the Meeting.

1.

To approve a new subadvisory agreement between New Star Institutional Managers Limited and Frontegra Asset Management, Inc.

The Board of Directors of the Corporation recommends that shareholders vote FOR the proposal.

Only shareholders of record of the Fund at the close of business on June 15, 2009, the record date for this Meeting, are entitled to notice of and to vote at the Meeting and at any adjournments or postponements thereof.  Shareholders are entitled to one vote for each share held and each fractional share is entitled to a proportionate fractional vote.  The persons named as proxies will vote in their discretion on any procedural matter that may properly come before the Meeting or any adjournments or postponements thereof.

By Order of the Board of Directors,

William D. Forsyth III

Secretary of Frontegra Funds, Inc.

Northbrook, Illinois

June ____, 2009

IMPORTANT— WE NEED YOUR PROXY VOTE IMMEDIATELY

A shareholder may think that his or her vote is not important, but it is vital for the Fund’s continued operation.  We urge you to sign and date the enclosed proxy card and return it in the enclosed addressed envelope which requires no postage if mailed in the United States (or to take advantage of the telephonic or internet voting procedures described on the proxy card).  Your prompt return of the enclosed proxy card (or your authorization of a proxy by other available means) may save the necessity of further solicitations.  If you wish to attend the Meeting and vote your shares in person at that time, you will still be able to do so.

June ____, 2009

FRONTEGRA FUNDS, INC.

Frontegra New Star International Equity Fund

400 Skokie Boulevard, Suite 500
Northbrook, Illinois  60062

PROXY STATEMENT

This Proxy Statement is solicited by the Board of Directors (the “Board”) of the Frontegra New Star International Equity Fund (the “Fund”), a series of Frontegra Funds, Inc. (the “Corporation”), for voting at a Special Meeting of Shareholders (the “Meeting”) to be held on July 31, 2009, at 10:00 a.m., local time, at 400 Skokie Boulevard, Suite 500, Northbrook, Illinois 60062.  The Corporation is an open-end management investment company, organized as a Maryland corporation.  The purpose of the meeting is to seek shareholder approval of a new subadvisory agreement between New Star Institutional Managers Limited (the “Subadviser”) and Frontegra Asset Management, Inc. (the “Adviser”) and to transact such other business as may be properly brought before the meeting.

This Proxy Statement and the enclosed proxy card are expected to be distributed to shareholders on or about June ____, 2009, or as soon as practicable thereafter.

The solicitation of proxies will occur principally by mail, but proxies may also be solicited by telephone, e-mail or other electronic means, facsimile or personal interview.  If instructions are recorded by telephone, the person soliciting the proxies will use procedures designed to authenticate shareholders’ identities to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that a shareholder’s instructions have been properly recorded.

The cost of preparing, printing and mailing the enclosed proxy card and this Proxy Statement, and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone, facsimile or telegraph, will be paid by the Subadviser.  In addition to the solicitation by mail, certain officers and representatives of the Corporation, officers and employees of the Adviser and the Subadviser and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, e-mail or other electronic means, letter or facsimile.  Broadridge Financial Solutions, Inc. has been retained as proxy tabulator.

A proxy is enclosed with respect to the shares you own in the Fund.  If you return a properly executed proxy, the shares represented by it will be voted at the Meeting in accordance with the instructions thereon.  Each full share is entitled to one vote and each fractional share to a proportionate fractional vote.  If you do not expect to be present at the Meeting and wish your shares to be voted, please complete the enclosed proxy card and mail it in the enclosed reply envelope, or vote by telephone or the Internet as described on the proxy card.

Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting to the Corporation a written notice of revocation, by the execution of a later-dated proxy, or by attending the Meeting and voting in person.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting
to Be Held on July 31, 2009:  The Notice of Meeting, Proxy Statement and
Proxy Card are available at www.proxyvote.com.

If you need additional copies of this Proxy Statement or proxy card, please contact the Corporation at 1-888-825-2100, by e-mail at merickson@frontier-partners.com or in writing at 400 Skokie Boulevard, Suite 500, Northbrook, Illinois, 60062.  Additional copies of this Proxy Statement will be delivered to you promptly upon request.  To obtain directions to attend the Meeting, please call 1-888-825-2100.  For a free copy of the Corporation’s annual report for the fiscal year ended June 30, 2008 or the most recent semi-annual report, please contact the Corporation at 1-888-825-2100, by e-mail at merickson@frontier-partners.com or in writing at 400 Skokie Boulevard, Suite 500, Northbrook, Illinois, 60062.

BACKGROUND TO PROPOSAL

The Transaction

On April 1, 2009, New Star Asset Management Group plc (“NSAM”), the then ultimate parent company of the Subadviser, underwent a capital restructuring that was followed by the acquisition of NSAM’s shares by Henderson Group plc (“Henderson”) on April 9, 2009 (the “Transaction”).

In late 2008, due to the recent credit crisis, the fall in financial markets and a reduction in NSAM’s assets under management, the Board of Directors of NSAM concluded that NSAM’s capital structure, and in particular its level of debt, was no longer sustainable.  Following various negotiations and considerations, on January 30, 2009, the Boards of Directors of NSAM and Henderson announced the terms of the Transaction, which was subject to several conditions, including the successful capital restructuring of NSAM’s shares.  Subsequently, on April 1, 2009, NSAM underwent a capital restructuring through which substantially all of the debt owed by NSAM to its lending banks was converted into equity.  The capital restructuring resulted in the conversion of substantially all of NSAM’s debt into new ordinary shares of NSAM.  The capital restructuring was then followed by the acquisition of NSAM’s shares by Henderson on April 9, 2009.  As a result of the Transaction, Henderson owns 100% of NSAM.

The Transaction has not resulted in any changes to the Subadviser’s key investment professionals who manage the Fund.  The Subadviser continues to use the same investment process and provides the same subadvisory services to the Fund.  The Subadviser’s investment policy committee will continue to oversee the day-to-day management responsibilities for the Fund’s portfolio and approve all investment decisions for the Fund.

Termination of Prior Subadvisory Agreement

The Transaction resulted in a change in control of the Subadviser and constituted an “assignment” of the subadvisory agreement between the Adviser and Subadviser within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”).  An investment advisory or subadvisory agreement automatically terminates upon its “assignment” under the applicable provisions of the 1940 Act.

To avoid disruption of the Fund’s investment management program, in anticipation of the Transaction, the Board of Directors (the “Board”) of Frontegra Funds, Inc. (the “Corporation”) approved an interim subadvisory agreement (the “Interim Agreement”) for the Fund on February 17, 2009.  The Interim Agreement became effective upon the change in control resulting from the Transaction and provides that the Subadviser will continue to provide subadvisory services to the Fund on substantially the same terms and with the identical fee structure as the Prior Subadvisory Agreement (the “Prior Subadvisory Agreement”) until Fund shareholders approve a new subadvisory agreement (the “New Subadvisory Agreement”) or August 29, 2009, whichever is sooner.

If shareholders of the Fund do not approve the New Subadvisory Agreement, the Board of Directors will take such actions as it considers to be in the best interests of the shareholders of the Fund, which may include retaining another subadviser, seeking exemptive relief from the SEC or liquidating the Fund.

The form of the New Subadvisory Agreement is attached to this Proxy Statement as Exhibit A.  The terms of the New Subadvisory Agreement are substantially similar to the terms of the Prior Subadvisory Agreement with respect to services provided by the Subadviser and has the identical fee structure.  The material terms of the New Subadvisory Agreement and Prior Subadvisory Agreement are compared below.

APPROVAL OF THE NEW SUBADVISORY AGREEMENT BETWEEN
THE ADVISER AND SUBADVISER

At the Meeting, shareholders of the Fund will be asked to approve the New Subadvisory Agreement.  The New Subadvisory Agreement contains substantially similar terms and the identical fee structure as the Prior Subadvisory Agreement.  The New Subadvisory Agreement would simply continue the relationship between the Adviser and Subadviser under the Subadviser’s new ownership structure.  Under the New Subadvisory Agreement, the Subadviser provides continuous advice and recommendations concerning the investments of the Fund and is responsible for selecting the broker-dealers who execute the portfolio transactions.  The Board last approved the Prior Subadvisory Agreement on July 24, 2008 as part of its review of a change in control of the Adviser that became effective as of August 1, 2008.  The Prior Subadvisory Agreement was last approved by the Fund’s shareholders on November 7, 2008 and is dated December 1, 2008.

Compensation Paid to the Subadviser

Under the New Subadvisory Agreement, the Subadviser is compensated by the Adviser for its investment advisory services at the annual rate of 60% of the net advisory fee received by the Adviser, after giving effect to any fee waiver or reimbursement by the Adviser pursuant to an expense cap agreement, subject to a minimum of 0.33% of the Fund’s average daily net assets.  Pursuant to an expense cap agreement between the Adviser and the Corporation, on behalf of the Fund, the Adviser contractually agreed to waive its management fee and/or reimburse the Fund to ensure that the total operating expenses for the Fund do not exceed 0.75% of the Fund’s average daily net asset value.  The expense cap agreement will continue in effect until October 31, 2009 with successive renewal terms of one year unless terminated by the Adviser or the Corporation prior to any such renewal.  The fee structure under the New Subadvisory Agreement is identical to the fee structure under the Prior Subadvisory Agreement.

During the fiscal year ended June 30, 2008, the Subadviser received $2,501,646 as compensation for its subadvisory services to the Fund.  There were no brokerage commissions paid by the Fund to affiliated brokers for the Fund’s fiscal year ended June 30, 2008.

Information about the Subadviser

The Subadviser is an independent London-based manager of international equities.  The Subadviser is located at 201 Bishopsgate, London, United Kingdom, EC2M 3AE.  The Subadviser is authorized and regulated by the Financial Services Authority for the conduct of investment business in the United Kingdom and is a registered investment adviser with the SEC.  In addition to providing investment advisory services to the Fund, the Subadviser serves as investment adviser to fund vehicles registered in the European Union, charitable foundations, corporations, institutional investors and private accounts.  As of March 31, 2009, the Subadviser had approximately U.S. $3.2 billion under management.

As a result of the Transaction, the Subadviser became an indirect wholly-owned subsidiary of Henderson.  The address of Henderson is 47 Esplanade, St. Helier, Jersey, JE1 0BD.  Henderson is one of Europe’s largest investment managers, and as of December 31, 2008, Henderson had approximately U.S. $78.8 billion under management.

Executive Officers and Directors of the Subadviser.  Mark S. Beale is Chief Executive and a Director of the Subadviser.  Richard D. Lewis is Chairman and a Director of the Subadviser.  Timothy Bray is an Investment Director and a Director of the Subadviser.  Ian Beattie is the Chief Investment Officer and a Director of the Subadviser.  Anna Kirk is Director of Client Services and a Director of the Subadviser.  Additionally, Andrew Formica, Nicholas T. Hiscock, David Jacob and Steven O’Brien, who are Directors of Henderson, are also Directors of the Subadviser.  The above individuals are considered control persons of the Subadviser due to their position with the Subadviser.  The address of all of the above individuals is c/o New Star Institutional Managers Limited, 201 Bishopsgate, London, United Kingdom, EC2M 3AE.

Investment Policy Committee.  The Subadviser’s investment policy committee oversees the day-to-day management responsibilities for the Fund’s portfolio and approves all investment decisions for the Fund.  Mark S. Beale and Richard D. Lewis jointly manage the investment policy committee and retain oversight over all investment decisions.  The Committee is divided into various geographic regions of responsibility, each with its own leader responsible for research and stock selection in the region.  Timothy Bray, Ian Beattie and Chris Burling lead the European Union, Asian and Japan regions of stock selection, respectively.

Mark S. Beale is the Chief Executive of the Subadviser and lead portfolio manager for the Subadviser’s international equity product.  Mr. Beale joined New Star in 1982 and has over 26 years of investment experience.  Mr. Beale obtained his B.A. from the University of Sussex.

Richard D. Lewis is the Chairman of the Subadviser.  Mr. Lewis has over 24 years of investment experience.  Prior to joining the Subadviser in 1989, Mr. Lewis was an equity investment manager and portfolio strategist with Capel-Cure Myers Capital Management Ltd.  Mr. Lewis obtained his B.Sc. degree from Bristol University.

Ian Beattie is the Chief Investment Officer at the Subadviser.  Mr. Beattie joined the Subadviser in 1996 and is responsible for the Subadviser’s Asian (ex Japan) equity group.  Prior to joining the Subadviser, Mr. Beattie was a fund manager at Royal Insurance Asset Management Limited.  Mr. Beattie has over 17 years of investment experience.  Mr. Beattie obtained his B.Sc. degree from City University of London.

Timothy Bray is an Investment Director at the Subadviser.  Mr. Bray has over 20 years of investment experience and is responsible for the Subadviser’s European equity group.  Prior to joining the Subadviser in 1985, Mr. Bray was affiliated with Coutts & Company, a United Kingdom retail bank.  Mr. Bray obtained his B.Sc. degree from the University of London.

Chris Burling is an Investment Director at the Subadviser.  Mr. Burling has over 26 years of experience and is responsible for the Subadviser’s Japan equity group.  Prior to joining the Subadviser in 2006, he was a Senior Investment Manager at Gartmore and member of its global team with responsibility for Japan.  Mr. Burling obtained his B.A. degree from Nottingham University.

Summary of the New Subadvisory Agreement and Prior Subadvisory Agreement

A copy of the New Subadvisory Agreement is attached to this Proxy Statement as Exhibit A.  The following description of the New Subadvisory Agreement is only a summary; however, all material terms of the New Subadvisory Agreement have been included in the summary.  You should refer to Exhibit A for the New Subadvisory Agreement, and the description set forth in this Proxy Statement of the New Subadvisory Agreement is qualified in its entirety by reference to Exhibit A.

The subadvisory services to be provided by the Subadviser under the New Subadvisory Agreement are substantially the same and the fee structure is identical as under the Prior Subadvisory Agreement.  The primary change between the New Subadvisory Agreement and the Prior Subadvisory Agreement is an additional provision to clarify that the Subadviser will bear expenses relating to costs of any special meeting of directors or shareholders convened for the primary benefit of the Subadviser.

Subadvisory Services.  Both the New Subadvisory Agreement and Prior Subadvisory Agreement provide that the Subadviser serves as the Fund’s subadviser and, subject to the Adviser’s supervision, manages the Fund’s portfolio assets.  Under both Agreements, the Subadviser provides continuous advice and recommendations concerning the Fund’s investments and is responsible for selecting the broker-dealers who execute the portfolio transactions.  Additionally, under both Agreements, the Subadviser will provide services in accordance with the Fund’s investment policies and restrictions and will manage the Fund in accordance with the Corporation’s compliance policies and procedures.

Management Fees.  Both the New Subadvisory Agreement and Prior Subadvisory Agreement contain the identical fee structure.  Under this fee structure, the Adviser pays the Subadviser at an annual rate of 60% of the net advisory fee received by the Adviser, after giving effect to any fee waiver or reimbursement by the Adviser pursuant to an expense cap agreement, subject to a minimum of 0.33% of the Fund’s average daily net assets.

Duration and Termination.  Both the New Subadvisory Agreement and Prior Subadvisory Agreement provide that the Agreement may apply to more than one Frontegra Fund, and will be effective for a Fund once an exhibit to the Agreement relating to such Fund is executed.  Both Agreements provide that the Agreement will continue in effect for two years from the effective date for a Fund, and thereafter for successive periods of one year, subject to annual approval as required by the 1940 Act.  Both Agreements will begin for a Fund after it has been approved in accordance with the 1940 Act and after the Exhibit relating to such Fund has been executed.  Both Agreements provide that they may be terminated, without penalty, at any time on 60 days’ prior written notice by vote of the majority of the Board or by vote of a majority of the outstanding voting securities of the Fund without the payment of a penalty, or by the Subadviser upon 120 days’ written notice to the Adviser, the Corporation and the Fund.

Payment of Expenses.  Both the New Subadvisory Agreement and Prior Subadvisory Agreement provide that the Subadviser will pay all expenses incurred by it in connection with its activities under the Agreement and that the Subadviser will not be responsible for any expenses of the Fund or the Adviser.  The New Subadvisory Agreement adds a provision to clarify that the Subadviser will pay the expenses relating to costs of any special meeting of directors or shareholders convened for the primary benefit of the Subadviser.

Limitation on Liability.  Both the New Subadvisory Agreement and Prior Subadvisory Agreement provide that, in the absence of willful misfeasance, bad faith, negligence or reckless disregard of its duties or obligations, the Subadviser will not be liable for any error of judgment, mistake of law or for any loss suffered by the Adviser, the Corporation, the Fund or its shareholders in connection with its services.  Both Agreements provide that, in the absence of willful misfeasance, bad faith, negligence or reckless disregard of its duties or obligations, the Adviser will not be liable to the Subadviser for any act, omission or loss suffered in connection with its services.  Both Agreements provide that nothing in the Agreements shall constitute a waiver or limitation of any rights that the Corporation or any shareholder of the Corporation may have under any federal securities or state laws, which may impose liabilities under certain circumstances on persons who have acted in good faith.

Board Approval and Recommendation

The Board approved the New Subadvisory Agreement at a meeting held on February 17, 2009.  In reaching its decision, the Board considered that, except with respect to the effective and termination dates and the addition of a provision to clarify that the Subadviser will pay expenses for costs relating to any special meeting of directors or shareholders convened for the primary benefit of the Subadviser, the terms of the New Subadvisory Agreement are the same as the terms of the Prior Subadvisory Agreement.  The Board also evaluated the New Subadvisory Agreement in light of the conclusions it reached and materials received in connection with the approval of the Prior Subadvisory Agreement on July 24, 2008.  These materials included the Subadviser’s Form ADV and Code of Ethics, information regarding the Subadviser’s compliance program, personnel and financial condition, memoranda prepared by the Corporation’s legal counsel and the Subadviser’s responses to detailed requests submitted on behalf of the Board.  At the February meeting, the Board also considered new information available since it approved the Prior Subadvisory Agreement, including information regarding the structure, terms and reasons for the Transaction.  Additionally, the Board reviewed the subadvisory fees that would be payable by the Adviser under the New Subadvisory Agreement, which are identical to the subadvisory fees payable under the Prior Subadvisory Agreement, and the fact that no changes would be made to the expense cap agreement between the Corporation and the Adviser on behalf of the Fund.  The Board received updated information regarding the Transaction at meetings held on April 30, 2009 and May 19, 2009.

In approving the New Subadvisory Agreement on February 17, 2009, the Board considered the following factors and made the following conclusions based in part on its review on July 24, 2008:

Nature, extent and quality of the services provided.  The Board’s analysis of the nature, extent and quality of the Subadviser’s services to the Fund took into account knowledge gained from the Subadviser’s presentations to the Board at meetings throughout the year.  The Board reviewed and considered the Subadviser’s non-US equity (EAFE) investment strategy and experience as an international manager, key personnel involved in providing investment management services to the Fund and financial condition.  The Board considered that the services provided by the Subadviser would not change under the New Subadvisory Agreement, including the selection of broker-dealers for execution of portfolio transactions, monitoring adherence to the Fund’s investment restrictions and assisting with the Fund’s compliance with applicable securities laws and regulations.  The Board also considered that, after the Transaction, there would be no changes to the Subadviser’s key investment professionals who manage the Fund and the Subadviser’s investment policy committee will continue to oversee the day-to-day management responsibilities for the Fund’s portfolio and approve all investment decisions for the Fund.  The Board concluded that the nature, extent and quality of the services provided by the Subadviser to the Fund was appropriate and that the Fund was likely to continue to benefit from services provided by the Subadviser under the New Subadvisory Agreement.

Investment performance of the Subadviser.  The Board reviewed the performance record of the Fund and noted that the Fund had outperformed its benchmark index for the one-year period and had underperformed its benchmark index for the three-year and since-inception periods ended June 30, 2008.  The Board also considered the Subadviser’s quarterly portfolio commentary and review of the Fund’s performance, including discussions of the reasons for the Fund’s underperformance during these periods.  The Board also compared the Fund’s recent performance to the performance of the Subadviser’s composite of other accounts managed in the EAFE style.  The Board concluded that the Fund and its shareholders were likely to benefit from the Subadviser’s continued services to the Fund.

Subadvisory fees.  The Board reviewed and considered the subadvisory fee payable by the Adviser to the Subadviser under the New Subadvisory Agreement.  The Board also reviewed information regarding the Subadviser’s fee structures for other institutional clients.  The Board determined that the subadvisory fee was appropriate.  In evaluating the subadvisory fee, the Board noted that the fee is paid by the Adviser and that therefore the overall advisory fee paid by the Fund is not directly affected by the subadvisory fee.

Costs and profitability.  The Board did not consider the cost of services provided by the Subadviser under the Subadvisory Agreement or the profitability to the Subadviser from its relationship with the Fund because it did not view these factors as relevant given that the subadvisory fee is paid by the Adviser.

Economies of scale.  Because the subadvisory fee is not paid by the Fund, the Board did not consider whether the fee should reflect any potential economies of scale that might be realized as Fund assets increase.

Benefits to the Subadviser.  The Board considered information presented regarding any benefits to the Subadviser from serving as subadviser to the Fund (in addition to the subadvisory fee).  The Subadviser provided information to the Board regarding its policies for the use of soft dollar commissions. The Board also noted that the Subadviser receives consulting services from Frontier Partners, Inc., an affiliate of the Adviser.

On the basis of its review of the foregoing information, the Board found that the terms of the New Subadvisory Agreement were fair and reasonable and in the best interest of the shareholders of the Fund.

The Board recommends that shareholders of the Fund vote FOR the approval of the New Subadvisory Agreement.

ADDITIONAL INFORMATION

Voting Information

Record Date.  Only shareholders of record at the close of business on June 15, 2009 (the “Record Date”) will be entitled to vote at the Meeting and at any postponement or adjournment thereof.  As of the Record Date, [__________] shares of the Fund were issued and outstanding.

Quorum.  In order for a vote on the Proposal to be taken at the Meeting, there must exist a quorum of shareholders of the Fund eligible to vote on the Proposal.  The presence at the Meeting, in person or by proxy, of shareholders representing one-third of the shares outstanding and entitled to vote on the Proposal constitutes a quorum for the Proposal.  For purposes of determining the presence of a quorum, abstentions and broker “non-votes” will be counted as present.  Broker “non-votes” occur when a nominee holding shares for a beneficial owner does not vote on a proposal because the nominee does not have discretionary voting powers with respect to that proposal and has not received instructions from the beneficial owner.

In the event that the necessary quorum to transact business is not present at the Meeting, or the vote required to approve the proposal is not obtained, the chairman of the Meeting, in order to permit the further solicitation of proxies, may adjourn the Meeting with respect to the proposal from time to time to a date not more than 120 days after the original record date of the Meeting without further notice other than announcement at the Meeting.  Alternatively, if a shareholder vote is called on any proposal to adjourn, the persons named as proxies, or their substitutes, will vote on such adjournment in their discretion.

Vote Required to Pass Proposal.  In order for the New Subadvisory Agreement to be approved, it must be approved by the holders of a “majority of the outstanding voting securities” of the Fund.  The term “majority of the outstanding voting securities,” as defined in the 1940 Act and as used in this Proxy Statement, means: the affirmative vote of the lesser of (i) 67% of the voting securities of the Fund present at the Meeting if more than 50% of the outstanding voting securities of the Fund are present in person or by proxy or (ii) more than 50% of the outstanding voting securities of the Fund.  Abstentions and broker non-votes will have the effect of a “no” vote on the Proposal.

Voting Proxies.  Shareholders may provide their voting instructions through mail, telephone touch-tone voting or Internet voting.  These options require shareholders to input a control number which is located on the proxy card.

After inputting this number, shareholders will be prompted to provide their voting instructions on the Proposal.  Shareholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link.  In addition to confirming their voting instructions prior to submission, shareholders who vote via the Internet will, upon request, receive an e-mail confirming their instructions.

If a shareholder wishes to attend the Meeting, the shareholder may still submit the proxy card originally sent with this Proxy Statement.  Should shareholders require additional information regarding the proxy or a replacement proxy card, they may call the Corporation toll-free at 1-888-825-2100.  Any proxy given by a shareholder is revocable until voted at the Meeting.

Any shareholder of the Fund giving a proxy has the power to revoke it prior to its exercise by mail (addressed to the Secretary at the principal executive office of the Corporation, at the address for the Corporation shown at the beginning of this Proxy Statement), or in person at the Meeting, by executing a superseding proxy or by submitting a notice of revocation to the Fund.  All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, FOR the Proposal referred to in the Proxy Statement and in the discretion of the persons named as proxies on such procedural matters that may properly come before the Meeting.

The Board, at any time, may elect to withdraw the Proposal from consideration at the Meeting.  A decision to withdraw the Proposal may arise if, because of changed circumstances, the Proposal is either no longer necessary or appropriate.  Should the Board elect to withdraw the Proposal, the Proposal will not be presented at the Meeting, and any proxies received regarding that Proposal will not be voted.  If time permits, shareholders will be notified if the Proposal is withdrawn.

Other Shareholder Information.  As of the Record Date, each officer and director individually, and the officers and Directors as a group, beneficially owned [less than 1%] of the outstanding shares of the Fund.  As of the Record Date, the following persons are known by the Corporation to own beneficially or of record 5% or more of the outstanding shares of the Fund:

Name and Address	Fund	Number of Shares	Percentage of Fund

*  The Corporation believes that this entity, the holder of record of these shares, is not the beneficial owner of such shares.

Information about the Adviser

The Adviser is registered as an investment adviser under the 1940 Act.  The Adviser’s principal offices are located at 400 Skokie Boulevard, Suite 500, Northbrook Illinois 60062.  As of March 31, 2009, the Adviser had approximately $1.1 billion in assets under management.  William D. Forsyth III is the President and 100% owner of the Adviser.

Principal Underwriter and Administrator

Frontegra Strategies, LLC, located at 400 Skokie Boulevard, Suite 500, Northbrook, Illinois, 60062 acts as the principal underwriter of the Fund’s shares.  The Distributor and the Adviser are affiliates.  U.S. Bancorp Fund Services, LLC, located at 615 East Michigan Street, 3rd Floor, Milwaukee, Wisconsin 53202-5207, serves as the Fund’s administrator.

Shareholder Proposals for Subsequent Meetings

The Fund does not hold annual shareholders meetings except to the extent that such meetings may be required under the 1940 Act or state law.  Shareholders who wish to submit proposals for inclusion in the Proxy Statement for a subsequent shareholder meeting should send their written proposals to the Fund’s Secretary at its principal office within a reasonable time before such meeting.  The timely submission of a proposal does not guarantee its inclusion.

Other Matters to Come Before the Meeting

Under Maryland law, the only matters that may be acted on at a special meeting of shareholders are those stated in the notice of the special meeting.  Accordingly, other than procedural matters relating to the Proposal, no other business may properly come before the Meeting.  If any such procedural matter requiring a vote of shareholders should arise, or any question as to an adjournment of the Meeting is submitted to shareholders, the persons named as proxies will vote on such procedural matters in accordance with their discretion.

Dated:  June __, 2009

Please complete, sign and return the enclosed proxy card in the enclosed envelope.  You may proxy vote by internet or telephone in accordance with the instructions set forth on the enclosed proxy card.  No postage is required if mailed in the United States.

EXHIBIT A

SUBADVISORY AGREEMENT

THIS SUBADVISORY AGREEMENT is entered into as of the ___ day of ______________, 2009 between Frontegra Asset Management, Inc. (“Adviser”) and New Star Institutional Managers Limited (“Subadviser”).

W I T N E S S E T H

WHEREAS, Frontegra Funds, Inc., a Maryland corporation (the “Corporation”), is registered with the Securities and Exchange Commission (the “SEC”) as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, pursuant to an Investment Advisory Agreement between the Corporation and the Adviser (the “Advisory Agreement”), the Corporation has retained Adviser to act as its investment adviser;

WHEREAS, the Advisory Agreement permits Adviser to delegate certain of its duties to a subadviser, subject to the requirements of the 1940 Act; and

WHEREAS, Adviser desires to retain Subadviser as subadviser with respect to the Corporation’s series named on an Exhibit to this Agreement (each, a “Fund”).

NOW, THEREFORE, Adviser and Subadviser mutually agree as follows:

1.

Appointment as Subadviser.  Adviser hereby retains Subadviser to act as subadviser for the Funds, subject to the supervision of Adviser and the Board of Directors of the Corporation and subject to the terms of this Agreement, and Subadviser agrees to accept such employment.

2.

Duties of Subadviser.

(a)

Investments.  Subject to the 1940 Act, the direction of Adviser, the Board of Directors of the Corporation, the investment policies and restrictions of each Fund as set forth in the Corporation’s current registration statement on Form N-1A and the compliance policies and procedures, Subadviser is authorized and directed to purchase, hold, sell and monitor on a continuous basis investments for the accounts of the Funds (the “Investments”).  In providing these services, Subadviser will conduct a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the Investments.  Adviser will provide Subadviser with reasonable assistance in connection with Subadviser’s activities under this Agreement, including without limitation, information concerning each Fund, the daily funds available for investment and general affairs of the Corporation.

(b)

Allocation of Brokerage.  Subject to the supervision of Adviser and the Board of Directors of the Corporation, Subadviser is authorized and directed to establish and maintain accounts on behalf of the Funds, place orders for the purchase and sale of Investments with or through such persons, brokers or dealers as Subadviser may elect, and negotiate commissions to be paid on such transactions.  In selecting brokers or dealers and placing orders, Subadviser will seek to obtain the most favorable combination of price and execution available (considering all factors it deems relevant including price, size of transaction, nature of the market for the security, amount of commission, if any, timing, reputation of broker or dealer and other factors), except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as provided below.

The Subadviser may cause each Fund to pay a broker that provides brokerage and research services to the Subadviser a commission in excess of the commission that another broker would have charged for effecting that transaction provided (i) the Subadviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker in the terms of the particular transaction or in terms of the Subadviser’s overall responsibilities with respect to the Fund and the other accounts as to which the Subadviser exercises investment discretion, (ii) such commission is paid in compliance with all applicable state and federal laws, including Section 28(e) of the Securities Exchange Act of 1934, as amended, and in accordance with this Agreement, and (iii) in the opinion of the Subadviser, the total commissions paid by each Fund will be reasonable in relation to the benefits to the Fund over the long term.

To the extent not prohibited by applicable law, if Subadviser deems the purchase or sale of a security to be in the best interests of the Fund as well as other clients of Subadviser, it may aggregate the securities to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution.  In such event, allocation of these securities and the expenses incurred in the transaction will be made by Subadviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to each Fund and its other clients.

(c)

Securities Transactions.  Subadviser and any of its affiliated persons will not purchase securities or other instruments from or sell securities or other instruments to any Fund; provided, however, Subadviser may purchase securities or other instruments from or sell securities or other instruments to a Fund if such transaction is permissible under applicable law and such Fund’s procedures or in accordance with an exemptive order.

(d)

Books and Records.  Subadviser will maintain all books and records required to be maintained pursuant to the 1940 Act, including without limitation, a daily ledger of such assets and liabilities relating thereto and brokerage and other records of all securities transactions, and will furnish to Adviser in a timely manner all information relating to Subadviser’s services under this Agreement.  The Subadviser will also preserve such books and records for the periods prescribed in Rule 31a-2 under the 1940 Act.  All books and records remain the sole property of the Corporation and shall be immediately surrendered to the Corporation upon request, provided that Subadviser may retain a copy of the books and records.  Upon request during any business day, all books and records maintained under this Agreement immediately will be made available to the Corporation or Adviser.

(e)

Information Concerning Investments.  As Adviser or the Board of Directors of the Corporation may reasonably request, Subadviser will furnish reports on portfolio transactions and reports on Investments held in the portfolio in such detail as the requesting party may request.  As mutually agreed upon, Subadviser also will provide the Funds and Adviser periodic economic and investment analyses and reports or other investment services normally available to Subadviser’s other clients.  Upon reasonable advance notice, Subadviser will make its officers and employees available to meet with Adviser and the Corporation’s Board of Directors at the Corporation’s principal place of business or another mutually agreed location to review the Investments of the Funds.  Subadviser will inform the Corporation and Adviser of changes in investment strategy, tactics, ownership or key personnel.  Subadviser also will provide information or perform additional acts as are customarily performed by a subadviser or which are required for the Fund or Adviser to comply with their respective obligations under applicable law, including without limitation the Internal Revenue Code of 1986, the 1940 Act, the Investment Advisers Act of 1940, as amended (the “Advisers Act”), the Securities Act of 1933, as amended (the “1933 Act”), and any state securities law, rule or regulation.

(f)

Custody Arrangements.  Subadviser acknowledges receipt of a Custody Agreement for the Funds and, to the extent within its control, will comply with the requirements of the Custody Agreement.  On each business day, Subadviser will provide each Fund’s custodian with information relating to all transactions concerning the Fund’s assets as Adviser or the custodian requests.

(g)

Voting of Proxies.  Subadviser shall vote all securities in which it invests a Fund’s assets in accordance with any policies adopted by the Board of Directors of the Fund.

(h)

Agent.  Subject to any other written instructions of Adviser, the Corporation or the Funds, Subadviser is hereby appointed as Adviser’s, the Corporation’s and the Fund’s agent and attorney-in-fact for the limited purpose of executing account documentation, agreements, contracts and other documents as Subadviser is requested by brokers, dealers, counterparties and other persons in connection with its management of the Investments; provided, however, that any such documentation that the Subadviser shall execute shall comply with all laws, rules and regulations applicable to the business of the Adviser and the Corporation, including but not limited to the Advisers Act, the 1940 Act and the rules and regulations thereunder.  The Subadviser shall provide the Adviser and the Corporation with copies of any documents executed on behalf of the Adviser or the Corporation hereunder as soon as possible after the execution of any such documents.

(i)

Compliance with Applicable Law and Governing Documents.  With respect to all matters relating to its performance under this Agreement, Subadviser and its directors, officers, partners, employees and interested persons will act in accordance with all applicable law.  Subadviser will act in accordance with the Corporation’s governing instruments and regulatory filings, including the Corporation’s Articles of Incorporation, By-Laws, currently effective Registration Statement under the 1940 Act and the 1933 Act and Notice of Eligibility under Rule 4.5 of the Commodity Exchange Act (the “CEA”), compliance policies and procedures adopted pursuant to Rule 38a-1 under the 1940 Act and the Funds’ Prospectuses, policies and procedures (collectively, “Governing Instruments and Regulatory Filings”) and any instructions or directions of the Corporation, its Board of Directors or Adviser which whenever practicable the Adviser or the Corporation shall provide in writing.  Adviser will provide Subadviser with any amendments, supplements or other changes to the Governing Instruments and Regulatory Filings as soon as practicable after such materials become available, and upon receipt, Subadviser will act in accordance with such amendments, supplements or other changes.

(j)

Corporation’s Name; Adviser’s Name.  Subadviser will have no rights relating to the Corporation’s name, a Fund’s name or in the name “Frontegra” as it is used in connection with investment products, services or otherwise, and Subadviser will make no use of such names without the express written consent of the Corporation, such Fund or Adviser, as the case may be; provided that notwithstanding anything in this Agreement, Subadviser shall be entitled to use a Fund’s name and the name “Frontegra” in Form ADV or any other document required to be filed with any governmental agency or self-regulatory organization.

(k)

Personal Securities Transactions.  Subadviser will observe and comply with Rule 17j-l under the 1940 Act.  Upon request during any business day, Subadviser immediately will make available to Adviser or any Fund any reports concerning such Fund required to be made by Subadviser pursuant to Rule 17j-1 under the 1940 Act.

(l)

Fair Valuation.  In accordance with the valuation procedures adopted by the Board of Directors of the Corporation, as amended from time to time, Subadviser shall provide appropriate assistance with fair valuation of those securities in which it invests Fund assets for which readily available market prices are unavailable.

(m)

Regulatory Filings.  Subadviser will provide a back-up certification to Adviser in a form reasonably satisfactory to each party relating to the Corporation’s periodic reports on Form N-CSR and Form N-Q with respect to matters of which Subadviser has firsthand knowledge.

(n)

Compliance Oversight.  Subadviser agrees to cooperate with periodic reviews of Subadviser’s compliance program by the Funds’ compliance personnel in performance of their responsibilities under Rule 38a-1 of the 1940 Act.  Subadviser agrees to provide to the Funds copies of its compliance program and such additional information and certifications as may reasonably be requested by the Funds’ compliance personnel.  Subadviser agrees to promptly notify the Adviser of any material compliance violations which affect the Funds.

(o)

Section 15(c) Request for Information.  Subadviser shall provide such information as may reasonably be requested by the Board of Directors of the Corporation under Section 15(c) of the 1940 Act in connection with its annual consideration of this Agreement.

3.

Services Exclusive.  Except as consented to by the Adviser in writing (which consent shall not be unreasonably withheld), during the term of this Agreement and for a period of one year thereafter, Subadviser (and its successors) and any person or entity controlled by Subadviser other than individual employees, will not act as investment adviser or subadviser or render investment advice to or sponsor, promote or distribute any investment company or comparable entity registered under the 1940 Act that is in the same Lipper category as any Fund.

4.

Duties of Adviser.  Adviser will continue to be responsible for all services to be provided to the Funds pursuant to the Advisory Agreement, and shall oversee and review Subadviser’s performance under this Agreement.

5.

Independent Contractor.  Subadviser will be an independent contractor in performing its duties under this Agreement and unless otherwise expressly provided herein or otherwise authorized in writing, will have no authority to act for or represent the Corporation, the Funds or Adviser in any way or otherwise be deemed an agent of the Corporation, the Funds or Adviser.

6.

Compensation.  Adviser will pay Subadviser a fee (the “Subadvisory Fee”) for its services to each Fund at an annual rate set forth on the Exhibit relating to such Fund.  The Subadvisory Fee shall be accrued each calendar day during the term of this Agreement and the sum of the daily fee accruals shall be paid monthly as soon as practicable following the last day of each month.

7.

Expenses.  The Subadviser shall bear all expenses incurred by it in connection with its services under this Agreement other than the cost of Investments (including brokerage commissions and other transaction charges, if any) purchased or sold by the Funds.  Subadviser will, from time to time at its sole expense, employ such persons as it believes to be particularly fitted to assist it in the execution of its duties hereunder.  In addition, Subadviser shall pay the expenses relating to costs of any special meeting of directors or shareholders convened for the primary benefit of Subadviser.

Except to the extent provided in Section 7 hereof, the Subadviser shall not be responsible for the Funds’ or the Adviser’s expenses.  Specifically, Subadviser will not be responsible for expenses of the Funds or the Adviser, including, but not limited to, the following:  (a) charges and expenses for determining a  Fund’s net asset value and the maintenance of a Fund’s books and records and related overhead; (b) the charges and expenses of a Fund’s lawyers and auditors; (c) the charges and expenses of any custodian, transfer agent, plan agent, dividend disbursing agent and/or administrator appointed by the Funds; (d) brokers’ commissions, and issue and transfer taxes chargeable to the Funds in connection with securities transactions to which a Fund is a party; (e) insurance premiums, interest charges, dues and fees for membership in trade associations and all taxes and corporate fees payable by a Fund to federal, state or other government agencies; (f) fees and expenses required to be paid for registration with the SEC, or any fees and expenses required to be paid for the sale of Fund shares in any state; (g) expenses related to shareholders’ and directors’ meetings (save in relation to any meetings convened for the primary benefit of Subadviser as referred to above), and the preparation, printing and distribution of prospectuses, proxy statements, reports to shareholders and other Fund sales literature; (h) distribution fees payable pursuant to Rule 12b-1 under the 1940 Act, if any; and (i) compensation payable to the Funds’ directors.

8.

Representations and Warranties of Subadviser.  Subadviser represents and warrants to Adviser, the Corporation, and the Funds as follows:

(a)

Subadviser is registered as an investment adviser under the Advisers Act;

(b)

Subadviser will not engage in any futures transactions or options thereon on behalf of the Fund prior to Subadviser filing a notice of exemption pursuant to Rule 4.14 under the CEA with the Commodity Futures Trading Commission (the “CFTC”) and the National Futures Association or becoming otherwise qualified to act as a commodity trading advisor under the CEA;

(c)

Subadviser is a private company duly organized and validly existing under the laws of England and Wales with the power to carry on its business as it is now being conducted;

(d)

The execution, delivery and performance by Subadviser of this Agreement are within its powers and have been duly authorized by all necessary action on the part of its members, and no action or filing with any governmental body, agency or official is required for the execution, delivery and performance of this Agreement, and the execution, delivery and performance by Subadviser of this Agreement do not contravene or constitute a default under any provision of applicable law, rule or regulation, Subadviser governing instruments or any agreement, judgment, injunction, order, decree or other instrument binding upon Subadviser;

(e)

This Agreement is a valid and binding agreement of Subadviser;

(f)

Subadviser has provided its current (and will provide all amendments thereto) Form ADV to Adviser, and each Form ADV provided to Adviser is and will be a true and complete copy of the form filed with the SEC and, to the best of Subadviser’s knowledge and belief, the information contained therein is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading;

(g)

Subadviser has provided its Code of Ethics to Adviser along with the certification required by Rule 17j-1(c)(1)(ii) under the 1940 Act.  In accordance with Rule 17j-1, the Subadviser will submit any material changes to such Code of Ethics to the Corporation’s Board of Directors for approval no later than six months after its  adoption of the material changes.  During the term of this Agreement, Subadviser will annually certify to the Corporation’s Board of Directors that it has adopted procedures reasonably necessary to prevent access persons from violating the Code of Ethics, and will describe in a written report any issues arising under the Code regarding material violations of the Code and sanctions imposed in response thereto;

(h)

Subadviser will provide a back-up certification in a form reasonably satisfactory to each party relating to each annual and semi-annual report filed on Form N-CSR by the Corporation;

(i)

Subadviser has adopted, maintains and implements written policies and procedures with regard to the protection of customer records and information, as required by Regulation S-P; and

(j)

Subadviser has adopted proxy voting policies which comply in all material respects with the requirements of the 1940 Act.

9.

Representations and Warranties of Adviser.  Adviser represents and warrants to Subadviser, as follows:

(a)

Adviser is registered as an investment adviser under the Advisers Act;

(b)

Adviser is a corporation duly organized and validly existing under the laws of Illinois with the power to carry on its business as it is now being conducted;

(c)

The execution, delivery and performance by Adviser of this Agreement are within its powers and have been duly authorized by all necessary action, and Adviser has caused to be taken all necessary action under the Advisory Agreement and the 1940 Act to authorize the retention of Subadviser under this Agreement, and no action or filing with any governmental body, agency or official is required for the execution, delivery and performance of this Agreement;

(d)

This Agreement is a valid and binding agreement of Adviser and the Corporation on behalf of the Fund; and

(e)

Adviser has provided to Subadviser the Corporation’s current Registration Statement on Form N-1A, and agrees to provide Subadviser with all supplements or amendments thereto and to advise Subadviser promptly in writing of any changes in a  Fund’s investment policies or restrictions.

10.

Survival of Representations and Warranties.  All representations and warranties made by the parties pursuant to Sections 8 and 9 will survive for the duration of this Agreement, and the parties will immediately notify Adviser and the Corporation in writing upon becoming aware that any of the foregoing representations and warranties are no longer true.  In addition, the parties will deliver to Adviser and the Fund copies of any material amendments, supplements or updates to any of the information provided to Adviser within 15 days after becoming available.

11.

Liability and Indemnification.

(a)

Liability.  In the absence of willful misfeasance, bad faith, negligence, or reckless disregard on the part of Subadviser of its duties or obligations under this Agreement, the Subadviser shall not be subject to any liability for errors of judgment, mistake of law or for any loss suffered by the Adviser, the Corporation, the Fund, or its shareholders in connection with matters to which this Agreement relates.  In the absence of willful misfeasance, bad faith, negligence, or reckless disregard on the part of the Adviser of its duties or obligations under this Agreement, the Adviser shall not be subject to any liability to the Subadviser, for any act or omission in the course of, or in connection with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of Investments; provided, however, that nothing herein shall relieve the Adviser or Subadviser from any of their respective obligations under applicable law, including without limitation, federal and state securities laws and the CEA.  Notwithstanding the foregoing, federal securities laws and certain state laws impose liabilities under certain circumstances on persons who have acted in good faith, and therefore nothing herein shall in any way constitute a waiver or limitation of any rights which the Corporation or any shareholder of the Corporation may have under any federal securities or state law.

(b)

Indemnification.  The Subadviser shall indemnify the Adviser and the Corporation, and their respective officers, directors and “controlling persons” (within the meaning of Section 2(a)(9) of the 1940 Act), for any liability and expenses, including reasonable attorneys’ fees, which may be sustained as a result of the Subadviser’s willful misfeasance, bad faith, negligence, or reckless disregard of its duties or obligations hereunder or any violations of applicable law, including, without limitation, federal and state securities laws and the CEA.  The Adviser shall indemnify the Subadviser and its managing members, officers, directors and “controlling persons” (within the meaning of Section 2(a)(9) of the 1940 Act) for any liability and expenses, including reasonable attorneys’ fees, which may be sustained as a result of the Adviser’s willful misfeasance, bad faith, negligence, or reckless disregard of its duties and obligations hereunder or any violations of applicable law, including, without limitation, federal and state securities laws and the CEA.

12.

Duration and Termination.

(a)

Duration.  This Agreement shall begin with respect to a Fund after it has been approved in accordance with the requirements of the 1940 Act and the Exhibit relating to such Fund has been executed by the Adviser and Subadviser and shall continue in effect for two years from its effective date and thereafter for successive periods of one year, subject to the provisions for termination and all of the other terms and conditions hereof if such continuation  shall be specifically approved at least annually (i) by the vote of a majority of the Board of Directors of the Corporation, including a majority of the directors who are not parties to this Agreement or “interested persons” of any such party (as defined in the 1940 Act), cast in person at a meeting called for that purpose or (ii) by the vote of a majority of the outstanding voting securities (as that phrase is defined in Section 2(a)(42) of the 1940 Act) of a Fund.

(b)

Termination.  Notwithstanding anything to the contrary provided herein, this Agreement may be terminated at any time with respect to a Fund, without payment of any penalty:  (i) by the vote of a majority of the Board of Directors of the Corporation, by the vote of a majority of the outstanding voting securities of such Fund or by Adviser, in each case upon not more than 60 days’ written notice; or (ii) by Subadviser upon not less than 120 days’ written notice to Adviser, the Corporation, and such Fund.  This Agreement shall also terminate automatically in the event of its assignment (as defined in Section 2(a)(4) of the 1940 Act) or upon the termination of the Advisory Agreement.

13.

Amendment.  This Agreement may be amended with respect to a Fund by the mutual consent of the parties, provided that the terms of each such amendment shall be approved by (i) the affirmative vote of a majority of the Board of Directors of the Corporation cast in person at a meeting called for that purpose, including a majority of directors who are not “interested persons” of such Fund or the Adviser, and (ii) if necessary, by a vote of a majority of the outstanding voting securities of such Fund.  If such amendment is proposed in order to comply with the requirements of the SEC, state regulatory bodies or other governmental authorities, Adviser will notify Subadviser of the form of amendment which it deems necessary or advisable and the reasons therefor, and if Subadviser declines to assent to such amendment, the Adviser may terminate this Agreement forthwith.

14.

Confidentiality.  Subject to the duties of the Subadviser to comply with applicable laws, including any demand of any regulatory or taxing authority having jurisdiction or under compulsory process of law, the Subadviser shall, during the term of this Agreement and for a period of 5 years thereafter, treat as confidential all non-public information pertaining to the Funds and the actions of Subadviser, the Adviser and the Corporation in respect thereof.  Information disclosed in voluntary and required reports to shareholders of the Corporation and to regulatory authorities or otherwise in the public domain other than by action of the Subadviser is deemed to be public information.  Subadviser agrees to adhere to the privacy policies adopted by the Corporation pursuant to Regulation S-P under the Gramm-Leach-Bliley Act.  Subadviser has adopted, implemented and agrees to maintain physical, electronic and procedural safeguards reasonably designed to protect the security, confidentiality and integrity of, and to prevent unauthorized access to or use of, records and information relating to Fund shareholders in compliance with Regulation S-P.  Subadviser will not share any nonpublic personal information concerning Fund shareholders with any other party except as necessary for the performance of duties under this Agreement or as required by law or allowed under one of the exceptions set forth in Regulation S-P.

15.

Any notice that is required to be given by the parties to each other under the terms of this Agreement shall be in writing, delivered or mailed postpaid to the other party, or transmitted by facsimile with acknowledgment of receipt or by electronic transmission, to the parties at their principal places of business, which may from time to time be changed by the parties by notice to the other party.  As of the date of this Agreement, the addresses of the parties are:

Corporation and Adviser:

Frontegra Funds, Inc.
Frontegra Asset Management, Inc.
Attention: William D. Forsyth III
400 Skokie Blvd., Suite 500
Northbrook, IL  60062
Fax: (847) 509-9845

Subadviser:

New Star Institutional Managers Limited

Attention:  Ms. Anna Kirk

201 Bishopsgate

London EC2M 3AE ENGLAND

Fax:  +44(0)20 7818 1819

16.

Governing Law.  This Agreement is governed by and construed in accordance with the laws of the United States and the internal laws of the State of Illinois without giving effect to conflicts of laws principles; provided, however, that nothing herein shall be construed in a manner that is inconsistent with the 1940 Act, the Advisers Act or the rules and regulations promulgated with respect to such respective Acts.

17.

Counterparts.  This Agreement may be executed in one or more counterparts, all of which shall together constitute one and the same instrument.

18.

Third Party Rights.  In addition to the parties hereto, this Agreement is intended to be for the benefit of the Corporation, which is intended to be a third-party beneficiary hereunder and may, as such, exercise such rights as if it were the Adviser.  With the exception of such parties, no other party shall have any rights hereunder.

19.

Severability.  If any provision of this Agreement is held or made invalid by a court decision or applicable law, the remainder of the Agreement shall not be affected adversely and shall remain in full force and effect.

20.

Miscellaneous.  Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof.  Specifically, as used in this Agreement, “investment company,” “affiliated person,” “interested person,” “assignment,” “broker,” “dealer” and “affirmative vote of the majority of the Fund’s outstanding voting securities” shall all have such meaning as such terms have in the 1940 Act.  The term “investment adviser” shall have such meaning as such term has in the Advisers Act or the 1940 Act, as the case may be.  In addition, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is relaxed by a rule, regulation or order of the SEC, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

21.

Sole Agreement.  This Agreement represents the entire agreement and understanding between the parties and sets forth the rights, duties and obligations of each party to the other as of its date.  Any prior agreements, understandings and representations relating to the subject matter of this Agreement are incorporated herein.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first written above.

FRONTEGRA ASSET MANAGEMENT, INC.

By:

Name:

William D. Forsyth III

Title:

President

Attest:

NEW STAR INSTITUTIONAL MANAGERS
LIMITED

By:

Name:

Title:

Attest:

Exhibit A

Frontegra New Star International Equity Fund

Subadvisory Fee

Sixty percent (60%) of the net fee received by the Adviser after giving effect to any contractual or voluntary expense cap borne by Adviser; provided, however, that the Subadvisory Fee shall not be less than an annual rate of 0.33 of 1% of the Fund’s average daily net assets.

Executed as of this ___ day of ______________, 2009.

FRONTEGRA ASSET MANAGEMENT, INC.

By:

Name:

William D. Forsyth III

Title:

President

NEW STAR INSTITUTIONAL MANAGERS LIMITED

By:

Name:

Title:

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735

THREE EASY WAYS TO AUTHORIZE YOUR PROXY

By Internet

1) Read the Proxy Statement and have the proxy card below at hand.

2) Go to website www.proxyvote.com.

3) Follow the instructions provided on the website.

By Telephone

1) Read the Proxy Statement and have the proxy card below at hand.

2) Call 1-800-690-6903.

3) Follow the instructions.

By Mail

1) Read the Proxy Statement.

2) Check the appropriate boxes on the proxy card below.

3) Sign and date the proxy card.

4) Return the proxy card in the envelope provided.

If you authorize your proxy by telephone or internet, do not mail your proxy.

This proxy is solicited by the Board of Directors of Frontegra Funds, Inc., which unanimously recommends that you vote FOR the Proposal. Please vote by checking the appropriate box.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: FRTGR1 KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

FRONTEGRA NEW STAR INTERNATIONAL EQUITY FUND

Vote on Proposal		For	Against	Abstain
1. To approve a new subadvisory agreement between New Star Institutional Managers Limited and Frontegra Asset Management, Inc.		⁮	⁮	⁮

2. To vote and otherwise represent the undersigned on any procedural matter with respect to the foregoing proposal as may properly come before the Meeting or any adjournment or postponements thereof.

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET

Note:  Please sign exactly as your name appears on the records of Frontegra Funds, Inc. and date.  If joint owners, each holder should sign this proxy.  When signing as attorney, executor, administrator, trustee, guardian or officer of a corporation or other entity or in another representative capacity, please give your full title.  If a corporation, please sign in full corporate name by President or other authorized officer.  If a partnership, please sign in partnership name by authorized person.

Signature (and Title, if applicable) [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD JULY 31, 2009

FRONTEGRA FUNDS, INC. PROXY FOR SPECIAL MEETING OF SHAREHOLDERS THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder(s) of the Frontegra New Star International Equity Fund, a series of Frontegra Funds, Inc. (the “Corporation”), hereby appoints William D. Forsyth III and Elyce D. Dilworth, and each of them, as proxies for the undersigned, each with full power of substitution, to attend the Special Meeting of Shareholders of the Corporation (the “Meeting”) to be held at 10:00 a.m., local time, on July 31, 2009, at 400 Skokie Boulevard, Suite 500, Northbrook, Illinois  60062, and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Meeting and otherwise to represent the undersigned at the Meeting with all powers possessed by the undersigned if personally present at the Meeting.  The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and of the accompanying Proxy Statement (the terms of which are incorporated by reference herein) and revokes any proxy heretofore given with respect to such Meeting.

The votes entitled to be cast by the undersigned will be cast as instructed on the reverse side.  If this proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast “FOR” the proposal.  The votes entitled to be cast by the undersigned will be cast in the discretion of the proxy holder on any procedural matter relating to the proposal that may properly come before the Meeting or any adjournment or postponement thereof.

WE NEED YOUR VOTE BEFORE JULY 31, 2009

Your vote is important.  Regardless of whether you are able to attend the Meeting in person, we urge you to authorize your proxy because your vote is vital.  If you are unable to attend the Meeting in person, we urge you to authorize the proxies to cast your votes, which is commonly known as proxy voting.  You can do this in one of three ways: by (1) completing, signing, dating and promptly returning this proxy card using the enclosed postage prepaid envelope, (2) calling the toll free number 1-800-690-6903 or (3) voting on the website at www.proxyvote.com.  Your prompt voting by proxy will help assure a quorum at the Meeting.  Voting by proxy will not prevent you from personally casting your votes at the Meeting.  You may revoke your proxy before it is exercised at the Meeting by submitting to the Secretary of the Corporation a written notice of revocation or a subsequently signed proxy card, or by attending the Meeting and voting in person.

THANK YOU FOR YOUR TIME.

PLEASE SIGN ON REVERSE SIDE